UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2020
Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8403 Colesville Road
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	DISCA	Nasdaq
Series B Common Stock	DISCB	Nasdaq
Series C Common Stock	DISCK	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2020, the 2020 Annual Meeting of Stockholders of Discovery, Inc. (the “Company”) was held by means of remote communication. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

1. Stockholders elected each of the Company’s six nominees for director, three elected by the holders of shares of our Series A common stock and Series B common stock voting together as a single class, and three elected by the holders of shares of our Series A-1 convertible participating preferred stock voting separately as a class, as set forth below:

Director Nominees Elected by Holders of Shares of Series A Common Stock and Series B  Common Stock as Class III Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert R. Bennett	135,148,081	47,314,852	17,051,115
John C. Malone	118,950,577	63,512,356	17,051,115
David M. Zaslav	146,187,137	36,275,796	17,051,115

Director Nominees Elected by Holders of Series A-1 Convertible Participating Preferred Stock

Name	Votes For	Votes Withheld	Broker Non-Votes
S. Decker Anstrom	7,852,582	0	0
Robert J. Miron	7,852,582	0	0
Steven A. Miron	7,852,582	0	0

2. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as set forth below:

Votes For	Votes Against	Abstentions
267,588,121.00	2,192,140.00	407,029.00

3. Stockholders approved the advisory resolution on 2019 named executive officer compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,741,433	98,815,485	579,257	17,051,115

4. Stockholders did not approve the stockholder proposal regarding simple majority vote, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,777,067	180,496,529	862,579	17,051,115

Item 9.01.    Financial Statements and Exhibits

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery, Inc.

Date: June 23, 2020	By:	/s/ Bruce Campbell
Bruce Campbell
Chief Development, Distribution & Legal Officer